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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 5, 2001

(Date of earliest event reported)

Tumbleweed Communications Corp. (Exact name of Registrant as specified in its charter)
Delaware	000-26223	94-3336053
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
700 SAGINAW DRIVE REDWOOD CITY, CALIFORNIA 94063 (Address of principal executive offices, including zip code)

(650) 216-2000 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

    On March 5, 2001, we issued a press release to announce that Doug Sabella has joined Tumbleweed Communications Corp. as President and Chief Operating Officer, and has also joined the Tumbleweed Board of Directors. In addition, we announced that Dr. Deborah D. Rieman has joined the Tumbleweed Board of Directors.

ITEM 5  EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated March 5, 2001 of Tumbleweed Communications Corp.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.
Date: March 7, 2001	By:	/s/ BERNARD J. CASSIDY Bernard J. Cassidy Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated March 5, 2001 of Tumbleweed Communications Corp.

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EXHIBIT INDEX